SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 3, 1998


                  CINCINNATI MILACRON INC.
   (Exact name of registrant as specified in its charter)



   DELAWARE                1-8475              31-1062125
(State or other    (Commission File Number)    (IRS Employer
jurisdiction of                                Identification
incorporation)                                 No.)


                    4701 Marburg Avenue
                   Cincinnati, Ohio 45209
          (address of principal executive offices)



Registrant's telephone number, including area code: (513)841-8100

                            N/A
(Former name or former address, if changed since last report)





ITEM 5.   OTHER EVENTS

          The Press Release of registrant dated August 4, 1998, filed as Exhibit 99.1 and which discloses an agreement under which Cincinnati Milacron Inc. will purchase the plastics machinery division of Johnson Controls Inc. is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

          (c) Exhibits:



    Exhibit
    No.             Description



    99.1            Press Release issued by Cincinnati
                    Milacron Inc. on August 4, 1998.







                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CINCINNATI MILACRON INC.



Date:  August 5, 1998    By:  /s/ Ronald D. Brown
                              Ronald D. Brown
                              Vice President-Finance and
                              Administration and
                              Chief Financial Officer